SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  December 14, 2007

J.P. MORGAN ACCEPTANCE CORPORATION I (as depositor under the Pooling and Servicing Agreement, relating to the J.P. Morgan Mortgage Trust 2007-A6, Mortgage Pass-Through Certificates, Series 2007-A6)

J.P. MORGAN MORTGAGE TRUST 2007-A6
(Exact name of Issuing Entity as specified in its charter)

J.P. MORGAN ACCEPTANCE CORPORATION I
(Exact name of Depositor as specified in its charter)

J.P. MORGAN MORTGAGE ACQUISITION CORP.
(Exact name of Sponsor as specified in its charter)
Delaware	333- 141607-14	13-3475488
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

270 Park Avenue New York, New York 10017
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 834-3850

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On November 1, 2007, J.P. Morgan Acceptance Corporation I (the “Company”) entered into a Pooling and Servicing Agreement dated as of November 1, 2007 (the “Pooling and Servicing Agreement”), by and among the Company, as depositor, U.S. Bank National Association, as master servicer (in such capacity, the “Master Servicer”) and securities administrator (in such capacity, the “Securities Administrator”) and HSBC Bank USA, National Association, as trustee (the “Trustee”), providing for the issuance of J.P. Morgan Mortgage Trust 2007-A6 Mortgage Pass-Through Certificates. The Pooling and Servicing Agreement is annexed hereto as Exhibit 4.1.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

Not applicable.

(b)  Pro forma financial information:

Not applicable.

(c)  Shell Company Transaction:

Not applicable.

(d)  Exhibits:

Exhibit No.

Description

4.1

The Pooling and Servicing Agreement, dated as of November 1, 2007, by and among the Company, the Master Servicer, the Securities Administrator and the Trustee.

99.1

Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of January 1, 2004, between J.P. Morgan Mortgage Acquisition Corp., as purchaser, and Chase Manhattan Mortgage Corporation, as seller and servicer, as modified by the related Acknowledgement, as amended by Amendment No. 1 thereto, dated as of June 1, 2004, Amendment No. 2 thereto, dated as of January 1, 2005, Amendment No. 3 thereto, dated as of May 12, 2005, Amendment No. 4 thereto, dated as of June 13, 2005, Amendment No. 5 thereto, dated as of August 22, 2005 and Amendment Reg AB thereto, dated as of January 1, 2006.*

99.2

Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of January 1, 2005, as amended by that certain Amendment No. 1, dated as of January 1, 2006, by and among J.P. Morgan Mortgage Acquisition Corp., as purchaser, JPMorgan Chase Bank, National Association, as servicer and Chase Home Finance LLC, as seller (as amended or modified to the date hereof).**

99.3

Assignment, Assumption and Recognition Agreement, dated as of November 1, 2007, by and among J.P. Morgan Acceptance Corporation I, HSBC Bank USA, National Association, as trustee, J.P. Morgan Mortgage Acquisition Corp., JPMorgan Chase Bank, National Association and U.S. Bank National Association, as master servicer.

99.4

Amended and Restated Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of January 1, 2006, between J.P. Morgan Mortgage Acquisition Corp., as purchaser and PHH Mortgage Corporation (formerly known as Cendant Mortgage Corporation) and Bishop’s Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust), as sellers.*

99.5

Assignment, Assumption and Recognition Agreement, dated as of November 1, 2007, by and among J.P. Morgan Acceptance Corporation I, HSBC Bank USA, National Association, as trustee, J.P. Morgan Mortgage Acquisition Corp., PHH Mortgage Corporation (formerly known as Cendant Mortgage Corporation), Bishop’s Gate Residential Mortgage Trust, together with PHH Mortgage Corporation, as servicer and U.S. Bank National Association, as master servicer.

99.6

Flow Master Seller’s Warranties and Servicing Agreement, dated as of February 24, 2004, between J.P. Morgan Mortgage Acquisition Corp., as purchaser and National City Mortgage Co., as seller.

99.7

Assignment, Assumption and Recognition Agreement, dated as of November 1, 2007, by and among J.P. Morgan Acceptance Corporation I, HSBC Bank USA, National Association, as trustee, J.P. Morgan Mortgage Acquisition Corp., National City Mortgage Co., as servicer and U.S. Bank National Association, as master servicer.

99.8

Trust Agreement, dated as of November 1, 2007, by and among J.P. Morgan Acceptance Corporation I, HSBC Bank USA, National Association, as trustee and U.S. Bank National Association, as securities administrator.

* Incorporated herein by reference to the Form 8-K filed with the SEC on February 14, 2006.

** Incorporated herein by reference to the Form 8-K filed with the SEC on March 15, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. MORGAN ACCEPTANCE CORPORATION I

By: /s/ Paul H. White

    Name:  Paul H. White

    Title: Vice President

Dated:  December 14, 2007

Exhibit Index

4.1

The Pooling and Servicing Agreement, dated as of November 1, 2007, by and among the Company, the Master Servicer, the Securities Administrator and the Trustee.

99.1

Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of January 1, 2004, between J.P. Morgan Mortgage Acquisition Corp., as purchaser, and Chase Manhattan Mortgage Corporation, as seller and servicer, as modified by the related Acknowledgement, as amended by Amendment No. 1 thereto, dated as of June 1, 2004, Amendment No. 2 thereto, dated as of January 1, 2005, Amendment No. 3 thereto, dated as of May 12, 2005, Amendment No. 4 thereto, dated as of June 13, 2005, Amendment No. 5 thereto, dated as of August 22, 2005 and Amendment Reg AB thereto, dated as of January 1, 2006.*

99.2

Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of January 1, 2005, as amended by that certain Amendment No. 1, dated as of January 1, 2006, by and among J.P. Morgan Mortgage Acquisition Corp., as purchaser, JPMorgan Chase Bank, National Association, as servicer and Chase Home Finance LLC, as seller (as amended or modified to the date hereof).**

99.3

Assignment, Assumption and Recognition Agreement, dated as of November 1, 2007, by and among J.P. Morgan Acceptance Corporation I, HSBC Bank USA, National Association, as trustee, J.P. Morgan Mortgage Acquisition Corp., JPMorgan Chase Bank, National Association and U.S. Bank National Association, as master servicer.

99.4

Amended and Restated Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of January 1, 2006, between J.P. Morgan Mortgage Acquisition Corp., as purchaser and PHH Mortgage Corporation (formerly known as Cendant Mortgage Corporation) and Bishop’s Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust), as sellers.*

99.5

Assignment, Assumption and Recognition Agreement, dated as of November 1, 2007, by and among J.P. Morgan Acceptance Corporation I, HSBC Bank USA, National Association, as trustee, J.P. Morgan Mortgage Acquisition Corp., PHH Mortgage Corporation (formerly known as Cendant Mortgage Corporation), Bishop’s Gate Residential Mortgage Trust, together with PHH Mortgage Corporation, as servicer and U.S. Bank National Association, as master servicer.

99.6

Flow Master Seller’s Warranties and Servicing Agreement, dated as of February 24, 2004, between J.P. Morgan Mortgage Acquisition Corp., as purchaser and National City Mortgage Co., as seller.

99.7

Assignment, Assumption and Recognition Agreement, dated as of November 1, 2007, by and among J.P. Morgan Acceptance Corporation I, HSBC Bank USA, National Association, as trustee, J.P. Morgan Mortgage Acquisition Corp., National City Mortgage Co., as servicer and U.S. Bank National Association, as master servicer.

99.8

Trust Agreement, dated as of November 1, 2007, by and among J.P. Morgan Acceptance Corporation I, HSBC Bank USA, National Association, as trustee and U.S. Bank National Association, as securities administrator.

* Incorporated herein by reference to the Form 8-K filed with the SEC on February 14, 2006.

** Incorporated herein by reference to the Form 8-K filed with the SEC on March 15, 2006.